UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2007

CBD Media LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-107783 (Commission File Number)	02-0553288 (IRS Employer Identification No.)

312 Plum Street, Suite 900, Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

513-397-6794

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On September 11, 2007, CBD Media Holdings LLC, the parent of CBD Media LLC, announced a tender offer and consent solicitation for CBD Media LLC’s 8.625% Senior Subordinated Notes due 2011.  A copy of the news release relating to such tender offer is furnished as Exhibit 99.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibit

Exhibit No.	Description
99.1	News release dated September 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, CBD Media LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 11, 2007

CBD MEDIA LLC
By:	/s/ Douglas A. Myers
Name: Douglas A. Myers
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

News release dated September 11, 2007